                                                                   Exhibit 10.62


                       AMENDMENT NO. 1 TO AGENCY AGREEMENT

                  This Amendment No. 1 to Agency Agreement (this "Amendment") is made as of this 4th day of January, 2002, by and among: Quality Stores, Inc., a Delaware corporation, with a principal place of business at 455 E. Ellis Road, Muskegon, MI 49441 (the "Merchant"); Tractor Supply Company, a Delaware corporation, with a principal place of business at 320 Plus Park Blvd., Nashville, TN 37217 ("TSC"); Great American Group, a California corporation, with a principal place of business at One Parkway North Suite 520, Deerfield, IL 60015; Gordon Brothers Retail Partners, LLC, a Delaware limited liability company, with a principal place of business at 40 Broad Street, Boston, MA 02109; and DJM Asset Management LLC, a Delaware limited liability company, with a principal place of business located at 445 Broad Hollow Road, Melville, NY 11747 (collectively, the "Agent") (Merchant and Agent shall each be referred to herein as a "Party" or collectively as the "Parties")

                                    RECITALS:

         WHEREAS, on December 31, 2002, Merchant and Agent entered into an Agency Agreement (the "Agreement"), which Agreement provides the Merchant and Agent with certain rights and obligations as expressly set forth therein; and

         WHEREAS, Merchant and Agent desire to amend and modify the Agreement to, inter alia, and subject to the terms and conditions of this Amendment, allow Merchant to sell the Merchandise from the Closed Stores.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Agent and Merchant agree as follows:

         Section 1. Incorporation of Terms. All terms that are defined in the Agreement shall have the same meaning herein, unless the same shall be expressly amended and modified by the terms of this Amendment.

         Section 2. Closed Stores. The Agreement shall be amended to provide that: (a) the Agent, as the agent of the Merchant, may conduct "going out of business" "store closing" or similar theme sales at the Closed Stores, in addition to the Stores in accordance with the Sale Guidelines, during the period beginning on Saturday, January 5, 2002 and ending on the Sale Termination Date; and (b) except as otherwise provided in this Amendment, the rights granted to Agent in connection with the conduct of the Sale, as set forth in Section 7.1, shall extend to the Closed Stores. Agent shall provide Merchant with at least ten (10) days prior written notice before accelerating the Sale Termination Date with respect to a Closed Store to a date prior to March 31, 2002.

         Section 3. Expenses. Section 3.1 of the Agreement shall be amended to provide that: (i) Merchant shall pay all January rent for the Closed Stores (the "Closed Store Rent"); (ii) Agent shall pay all Closed Store Rent from February 1, 2002 through the applicable Sale Termination Date for such Closed Store, and the same shall be considered "Expenses" for purposes of the Agreement; (iii) beginning on Saturday, January 5, 2002 and continuing thereafter through the applicable Sale Termination Date for such Closed Store, Agent shall pay all Expenses for the Closed Stores, other than the Closed Store Rent for the month of January, 2002; and (iv)

Merchant's obligation to pay expenses for the moving of the Merchandise from the Closed Stores to the Closing Locations shall be capped at One Hundred Thousand and 0/100 Dollars ($100,000.00), and Agent shall pay all expenses for the moving of the Merchandise from the Closed Stores to the Closing Locations in excess of One Hundred Thousand and 0/100 Dollars ($100,000.00), which additional moving expenses shall constitute "Expenses" under the Agreement.

         Section 4. Property Designation Rights and FF&E Rights. For the sake of clarity, Agent shall not acquire any rights or obligations with respect to the Closed Stores, or the FF&E in the Closed Stores, under Sections 14 and 15 of the Agreement by virtue of the provisions of this Amendment.

         Section 5. Miscellaneous.

         5.1 Entire Agreement. This Amendment, along with the Agreement, contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby. Except as expressly amended or modified by the provisions of the Amendment, the Agreement shall remain in full force and effect between the Parties.

         5.2 Amendments. This Amendment may not be modified except in a written instrument executed by each of the Parties.

         5.3 Execution in Counterparts. This Amendment may be executed in two
(2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one agreement. This Amendment may be executed by facsimile, and such facsimile signature shall be treated as an original signature hereunder.



                              (Continued Next Page)

         IN WITNESS WHEREOF, Agent and Merchant hereby execute this Amendment by their duly authorized representatives as of the day and year first written above.

                                    TRACTOR SUPPLY COMPANY

                                    By:    /s/ James F. Wright
                                         --------------------------------------
                                    Name:  James F. Wright
                                           ------------------------------------
                                    Title: President and Chief Operating Officer
                                           -------------------------------------

                                    GREAT AMERICAN GROUP

                                    By:    /s/ Benjamin L. Nortman
                                         ---------------------------------------
                                    Name:  Benjamin L. Nortman
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                                    GORDON BROTHERS RETAIL PARTNERS LLC

                                    By:    /s/ James Schaye
                                         ---------------------------------------
                                    Name:  James Schaye
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                                    DJM ASSET MANAGEMENT LLC

                                    By:    /s/ Andrew Graiser
                                         ---------------------------------------
                                    Name:  Andrew Graiser
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                                    QUALITY STORES, INC.

                                    By:    /s/ Peter D. Fitzsimmons
                                         ---------------------------------------
                                    Name:  Peter D. Fitzsimmons
                                           -------------------------------------
                                    Title:
                                             -----------------------------------